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                                  CRC SELECT
                     MODIFIED GUARANTEED ANNUITY CONTRACT
                      HARTFORD LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED MARCH 7, 2005
                    TO THE PROSPECTUS DATED MAY 3, 2004


Effective March 7, 2005, the one-year and three-year Guarantee Periods are no longer available for Contracts issued in the states of Pennsylvania and Texas.

   THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.





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